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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 (No. 333-06895) of our report dated June 10, 1996, relating to the combined financial statements of TransAct Technologies Incorporated, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP
Hartford, Connecticut
August 1, 1996